Oppenheimer
Financials Sector Revenue ETF
Cusip
68386C807
NYSE Arca, Inc.
RWW
Summary Prospectus        October 27, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/investors/funds/etf. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated October 27, 2017, and through page 72 of its most recent Annual Report, dated June 30, 2017, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/investors/funds/etf. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. Oppenheimer Financials Sector Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the OFI Revenue Weighted Financials Sector Index™ (the “Underlying Index”).
Fees and Expenses. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.45%
1.	Expenses have been restated to reflect current fees.
Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Oppenheimer Financials Sector Revenue ETF	$46	$144	$252	$567
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.70% of the average value of its portfolio.
Principal Investment Strategies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financials companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines financials companies as companies that are included in the Underlying Index at the time of purchase. Financials companies include companies involved in activities such as: banking; mortgage finance; consumer finance;

specialized finance; investment banking and brokerage; asset management and custody; corporate lending; insurance; financial investment; and real estate, including real estate investment trusts. The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to its Underlying Index and its component securities, other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, to the extent the investment adviser believes such investments will help the Fund track the Underlying Index.
The Underlying Index is constructed by using a rules-based methodology that re-weights the constituent securities of the S&P 500® Financials Index (the “Parent Index”) according to the revenue earned by the companies in the Parent Index. The Underlying Index is rebalanced quarterly. The Underlying Index thus contains the same securities as the Parent Index, but in different proportions. The Underlying Index is expected to contain between 60 and 80 securities, but this number may change.
The Fund will concentrate its investments in a particular industry or group of industries, such as the commercial banks, diversified financial series and insurance industries, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its net assets in that industry or group of industries.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible, and the investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Underlying Index is sponsored by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.
The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks. Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.
Investment Approach Risk. The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund’s performance over time. It is expected that exposure to such investment criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund’s investment adviser will not adjust the Fund’s investment process to target different criteria or weighting processes.
Stock Market Risk. Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.
Financials Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Government regulation may also adversely affect the scope of their activities and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
Deterioration of credit markets, such as that which occurred in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial services companies to incur large losses. In these conditions, financial services companies may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial services companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention, although there is no guarantee that governments will provide such relief in the future. These actions may cause the securities of many financial services companies to decline in value.
In response to the financial crisis in 2008 and 2009, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act has had and will continue to have for years to come a broad impact on virtually all participants in the financial services industry. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation.

Government regulation also may have adverse effects on certain issuers, such as decreased profits or revenues. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.
Market Trading Risk. An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (“Bats Exchange,” and along with NYSE Arca, Inc., each the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Concentration Risk. The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.
Non-Diversification Risk The Fund is non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on Share price.
Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Securities Lending Risk Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to the shareholders.
Passive Investment Risk. The Fund is not actively managed and therefore the investment adviser does not have discretion to select an Underlying Index’s components or change an Underlying Index methodology. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. A general decline in the market segments included in the Underlying Index may adversely affect the Fund’s performance.
Portfolio Turnover Risk. Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Sales charges and taxes are not included and the returns would be lower if they were. During the periods shown in the bar chart above, the Fund’s highest quarterly return was 39.63% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -26.62% (quarter ended March 31, 2009).
Year-to-date return (through September 30, 2017): 11.88%
Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
(inception 11/10/08)
Return Before Taxes	22.22%	20.61%	12.77%
Return After Taxes on Distributions	21.43%	20.03%	12.28%
Return After Taxes on Distributions and Sale of Fund Shares	12.50%	16.55%	10.27%

S&P 500® Financials Index	36.21%	17.62%	12.09%
(reflects no deduction for fees, expenses or taxes)

OFI Revenue Weighted Financials Sector Index™	22.73%	21.22%	13.65%
(reflects no deduction for fees, expenses or taxes)
Investment Adviser. OFI Advisors, LLC (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Frank Vallario has been Vice President of the Fund since October 2017 and portfolio manager of the Fund since August 2017. Sean P. Reichert has been Vice President and portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).
Taxes. The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
For More Information About Oppenheimer Financials Sector Revenue ETF
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/investors/funds/etf. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)

Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR2472.001.1017